EXHIBIT A

         Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  May 2, 2005

                                         By:  /s/ Kim M. Silva
                                              --------------------------
                                              Kim M. Silva

                                         Attorney-in-Fact for:

                                         SPO PARTNERS II, L.P.(1)
                                         SPO ADVISORY PARTNERS, L.P.(1)
                                         SAN FRANCISCO PARTNERS II, L.P.(1)
                                         SF ADVISORY PARTNERS, L.P.(1)
                                         SPO ADVISORY CORP.(1)
                                         CRANBERRY LAKE PARTNERS, L.P.(1)
                                         NETCONG NEWTON PARTNERS, L.P.(1)
                                         PHOEBE SNOW FOUNDATION, INC.(1)
                                         JOHN H. SCULLY(1)
                                         WILLIAM E. OBERNDORF(1)
                                         WILLIAM J. PATTERSON(1)
                                         THE JOHN H. SCULLY LIVING TRUST,
                                         DATED 10/1/03(1)
                                         WILLIAM AND SUSAN OBERNDORF TRUST,
                                         DATED 10/19/98(1)
                                         OBERNDORF FAMILY TRUST
                                         THE ELIZABETH R. & WILLIAM J.
                                         PATTERSON FOUNDATION(1)
                                         EDWARD H. MCDERMOTT(1)
                                         VINCENT SCULLY(1)
                                         JEFF S. GREEN(1)

                                         (1) A Power of Attorney authorizing
                                         Kim M. Silva to act on behalf of this
                                         person or entity is filed as Exhibit B.